EXHIBIT 10.1

FOURTH AMENDMENT TO

PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT

    This FOURTH AMENDMENT TO PURCHASE, SALE AND SERVICING TRANSFER AGREEMENT, dated as of June 1, 2005, (this "Amendment") is made and entered into as of May 19, 2006, by and among Federated Department Stores, Inc., a Delaware corporation ("FDS"), FDS Bank, a federally-chartered stock savings bank ("FDS Bank"), Federated Corporate Services, Inc., an Ohio corporation (as successor in interest to Prime II Receivables Corporation, a Delaware corporation) ("Prime II"), Macy's Department Stores, Inc., an Ohio corporation and a wholly-owned subsidiary of FDS ("Macy's"), Bloomingdale's, Inc., an Ohio corporation and a wholly-owned subsidiary of FDS ("Bloomingdale's"; and together with FDS, FDS Bank, Prime II and Macy's, each, an "FDS Company" and collectively, the "FDS Companies"), and Citibank, N.A., a national banking association (the "Purchaser").

    WHEREAS, FDS, FDS Bank, Prime II and Purchaser are parties to that certain Purchase, Sale and Servicing Transfer Agreement dated as of June 1, 2005, as amended by the letter agreement (the "First Amendment") dated August 22, 2005 and further amended by the Second Amendment to the Purchase, Sale and Servicing Transfer Agreement (the "Second Amendment") dated as of October 24, 2005 and the Third Amendment to the Purchase, Sale and Servicing Transfer Agreement (the "Third Amendment") dated as of May 1, 2006 (the "Purchase Agreement");

    WHEREAS, the parties hereto desire to permit the sale pursuant to the Purchase Agreement of those May Assets and May Liabilities relating to May Accounts that have been converted from May Co. credit Systems to FACS Group, Inc. credit Systems prior to the Third Closing Date; and

    WHEREAS, the parties hereto desire to amend the Purchase Agreement in accordance with Section 13.4 of the Purchase Agreement.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

    1. Defined Terms. Capitalized terms used without definition in this Amendment have the meanings assigned to them in the Purchase Agreement.

    2. Amendment of Section 1.1.

        (a) The definition of "May Accounts" is hereby amended by replacing the definition in its entirety with the following:

"May Account" means a Credit Card Account owned by FDS or a Subsidiary of FDS prior to the Third Closing and associated with a retail division of May Co. as conducted as of the closing of May Merger (or a successor to such business as conducted by FDS and its Subsidiaries following the May Merger) that exists as of the Third Cut-Off Time, other than (i) any Employee Account, (ii) any Credit Card Account that, as of the Third Cut-Off Time, has been (or should have been) charged off in accordance with May Bank's or the Sellers' standard policies and procedures as in effect on the date of this Agreement or (iii) any Commercial Account owned by FDS Bank or one of its Affiliates."

        (b) The definition of "Second Cut-Off Time" is hereby amended by replacing the word "Saturday" with the word "Sunday".

        (c) The definition of "Sellers" is hereby amended by replacing the definition in its entirety with the following:

"Sellers" means the collective reference to FDS, FDS Bank and Prime II; provided that with respect to the (i) Second Purchase and Assumption (and the obligations and conditions to be satisfied in connection therewith) the "Sellers" shall mean FDS and FDS Bank, (ii) the CM Purchase and Assumption (and the obligations and conditions to be satisfied in connection therewith), the "Sellers" shall mean FDS, FDS Bank, Filene's Finance, Inc., Hecht's Finance, Inc. and Famous-Barr Finance, Inc. and (iii) the Third Purchase and Assumption (and the obligations and conditions to be satisfied in connection therewith), the "Sellers" shall mean FDS, FDS Bank, Marshall Field's Finance, Inc., Robinsons-May Finance, Inc. and Foley's Finance, Inc.

        (d) The definition of "Third Cut-Off Time" is hereby amended by replacing the word "Saturday" with the word "Sunday".

    3. Amendment of Section 4.4(a). Section 4.4(a) of the Purchase Agreement is hereby amended by replacing the words "of the Fiscal Month after the Fiscal Month" with the words "of the calendar week after the calendar week".

    4. Amendment of Article XIII. Article XIII of the Purchase Agreement is hereby amended by adding the following Section 13.13 at the end of Article XIII:

"Section 13.13. Converted May Accounts. The parties hereto agree to the terms and conditions set forth in Schedule 13.13.".

    5. New Schedule 13.13. The Purchase Agreement is hereby amended by adding a new Schedule 13.13 attached hereto.

    6. Capacity; Authorization; Validity.

        (a) FDS hereby represents and warrants to the Purchaser as of the date hereof:

            (i) Each FDS Company has all necessary corporate or similar power and authority to (A) execute and enter into this Amendment and (B) perform the obligations required of such FDS Company hereunder and the other documents, instruments and agreements to be executed and delivered by such FDS Company pursuant hereto.

            (ii) The execution and delivery by the FDS Companies of this Amendment and all documents, instruments and agreements executed and delivered by the FDS Companies pursuant hereto, and the consummation by the FDS Companies of the transactions specified herein, have been duly and validly authorized and approved by all necessary corporate or similar actions of the FDS Companies.

            (iii) This Amendment (A) has been duly executed and delivered by the FDS Companies, (B) constitutes the valid and legally binding obligation of the FDS Companies, and (C) is enforceable against the FDS Companies in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

        (b) The Purchaser hereby represents and warrants to the Sellers as of the date hereof:

            (i) The Purchaser has all necessary corporate or similar power and authority to (A) execute and enter into this Amendment and (B) perform the obligations required of it hereunder and the other documents, instruments and agreements to be executed and delivered by the Purchaser pursuant hereto.

            (ii) The execution and delivery by the Purchaser of this Amendment and all documents, instruments and agreements executed and delivered by the Purchaser pursuant hereto, and the consummation by the Purchaser of the transactions specified herein, has been duly and validly authorized and approved by all necessary corporate or similar actions of the Purchaser.

            (iii) This Amendment (A) has been duly executed and delivered by the Purchaser, (B) constitutes the valid and legally binding obligation of the Purchaser and (C) is enforceable against the Purchaser in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

    7. Effect of Amendment. This Amendment is hereby incorporated into and made a part of the Purchase Agreement. Except as amended by this Amendment, all terms and provisions of the Purchase Agreement shall continue and remain in full force and effect and binding upon the parties thereto.

    8. Binding Effect. This Amendment shall be binding in all respects and inure to the benefit of the successors and permitted assigns of the parties hereto.

    9. Governing Law. This Amendment and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made to be performed within such State and applicable federal law.

    10. Counterparts/Facsimiles. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Any facsimile of an executed counterpart shall be deemed an original.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first above written.

CITIBANK, N.A.

By: /s/ Steven J. Freiberg
Name: Steven J. Freiberg
Title:

FEDERATED DEPARTMENT STORES, INC.

By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary

FDS BANK

By: /s/ Susan R. Robinson
Name: Susan R. Robinson
Title: Treasurer

FEDERATED CORPORATE SERVICES, INC.

By: /s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President

MACY'S DEPARTMENT STORES, INC.

By: /s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President

BLOOMINGDALES, INC.

By: /s/ Bradley R. Mays
Name: Bradley R. Mays
Title: Vice President